UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

January 24, 2007

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number

1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On January 24, 2007, Energen Corporation and Alabama Gas Corporation issued a press release announcing the fourth quarter and year-to-date 2006 financial results. The press release and supplemental financial information are attached hereto as Exhibit 99.1 and 99.2.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:
99.1	Press Release dated January 24, 2007
99.2	Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

Date: January 24, 2007	By:	/s/ C. W. Porter
C. W. Porter Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	* Press Release dated January 24, 2007
99.2	* Supplemental Financial Information

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.